EXHIBIT 21.1
                           SUBSIDIARIES OF THE COMPANY

State or Jurisdiction
    of Organization        Subsidiaries
---------------------      -----------
Delaware                   Bridge Oil (U.S.A.) Inc.
Delaware                   DMLP Co.
Delaware                   Doram Energy, Inc.
Delaware                   Dorchester Exploration, Inc.
Texas                      Dorchester Gas Systems, Inc.
Texas                      Dorchester Intrastate Gas Systems, L.P.
Texas                      Dorchester Master Limited Partnership
Delaware                   LTP Investments, Inc.
Delaware                   P&PCanada LP Co.
Delaware                   P&PCanada GP Co.
Delaware                   P&P Holdings, Inc.
Delaware                   P&P, Inc.
Delaware                   ParCal Inc.
Delaware                   Parker & Parsley Argentina, Inc.
Turks and Caicos Islands   Parker & Parsley Capital LLC
Texas                      Parker & Parsley Development L.P.
Delaware                   Parker & Parsley Energy Trading Company
Delaware                   Parker & Parsley Gas Processing Co.
Delaware                   Parker & Parsley, Inc.
Delaware                   Parker & Parsley International Petroleum Company
Australia                  Parker & Parsley Petroleum Australia Holdings Pty
                             Limited
Australia                  Parker & Parsley Petroleum Australia Pty Limited
Delaware                   Parker & Parsley Petroleum USA, Inc.
Delaware                   Parker & Parsley Producing L.P.
Texas                      Parker & Parsley Properties L.P.
Texas                      Parker & Parsley Scholarship Foundation
New York                   Parker & Parsley Transfer Agent Corporation
Texas                      Parsley Petroleum Company
Delaware                   Rosamond Drilling Company, Inc.
Pennsylvania               Three Rivers Pipeline Business Trust

                           Partnerships of which one or more direct or indirect subsidiaries of the Company is a general partner

Texas                      Parker & Parsley 81-I, Ltd.
Texas                      Parker & Parsley 81-II, Ltd.
Texas                      Parker & Parsley 82-I, Ltd.
Texas                      Parker & Parsley 82-II, Ltd.
Texas                      Parker & Parsley 82-III, Ltd.
Texas                      Parker & Parsley 83-A, Ltd.
Texas                      Parker & Parsley 83-B, Ltd.
Texas                      Parker & Parsley 84-A, Ltd.
Texas                      Parker & Parsley 85-A, Ltd.
Texas                      Parker & Parsley 85-B, Ltd.
Texas                      Parker & Parsley Private Investment 85-A Ltd.
Texas                      Parker & Parsley Selected 85 Private Investment, Ltd.
Texas                      Parker & Parsley 86-A, Ltd.

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State or Jurisdiction
    of Organization        Subsidiaries
---------------------      ------------
Texas                      Parker & Parsley 86-B, Ltd.
Texas                      Parker & Parsley 86-C, Ltd.
Texas                      Parker & Parsley Private Investment 86, Ltd.
Delaware                   Parker & Parsley 87-A, Ltd.
Delaware                   Parker & Parsley 87-B, Ltd.
Delaware                   Parker & Parsley 87-A Conv., Ltd.
Delaware                   Parker & Parsley 87-B Conv., Ltd.
Delaware                   Parker & Parsley Private Investment 87, Ltd.
Delaware                   Parker & Parsley Producing Properties 87-A, Ltd.
Delaware                   Parker & Parsley Producing Properties 87-B, Ltd.
Delaware                   Parker & Parsley 88-A, L.P.
Delaware                   Parker & Parsley 88-B, L.P.
Delaware                   Parker & Parsley 88-C, L.P.
Delaware                   Parker & Parsley 88-A Conv., L.P.
Delaware                   Parker & Parsley 88-B Conv., L.P.
Delaware                   Parker & Parsley 88-C Conv., L.P.
Delaware                   Parker & Parsley Private Investment 88, L.P.
Delaware                   Parker & Parsley Producing Properties 88-A, L.P.
Delaware                   Parker & Parsley 89-A, L.P.
Delaware                   Parker & Parsley 89-B, L.P.
Texas                      Parker & Parsley 89-A Conv., L.P.
Texas                      Parker & Parsley 89-B Conv., L.P.
Texas                      P&P Employees 89-A Conv., L.P.
Texas                      P&P Employees 89-B Conv., L.P.
Delaware                   Parker & Parsley Private Investment 89, L.P.
Texas                      P&P Employees Private Investment 89, L.P.
Delaware                   Parker & Parsley 90-A Conv., L.P.
Delaware                   Parker & Parsley 90-B Conv., L.P.
Delaware                   Parker & Parsley 90-C Conv., L.P.
Delaware                   Parker & Parsley 90-A, L.P.
Delaware                   Parker & Parsley 90-B, L.P.
Delaware                   Parker & Parsley 90-C, L.P.
Texas                      P&P Employees 90-A Conv., L.P.
Texas                      P&P Employees 90-B Conv., L.P.
Texas                      P&P Employees 90-C Conv., L.P.
Delaware                   Parker & Parsley Private Investment 90 Conv., L.P.
Texas                      P&P Employees Private Investment 90 Conv., L.P.
Delaware                   Parker & Parsley 90 Spraberry Private Development
                             Conv., L.P.
Texas                      P&P Employees 90 Spraberry Private Development L.P.
Delaware                   Parker & Parsley 91-A, L.P.
Delaware                   Parker & Parsley 91-B, L.P.
Delaware                   Parker & Parsley 91-A Conv., L.P.
Delaware                   Parker & Parsley 91-B Conv., L.P.
Texas                      P&P Employees 91-A G.P.
Texas                      P&P Employees 91-B G.P.
Texas                      Parker & Parsley 1992 Direct Investment Program, Ltd.
Texas                      Parker & Parsley 1993 Direct Investment Program, Ltd.
Texas                      Parker & Parsley 1994 Direct Investment Program, Ltd.
Texas                      Midkiff Development Drilling Program, Ltd.

                                        4

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